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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this registration statement of G REIT, INC. on Form S-11 of our report dated January 2, 2002 relating to the December 31, 2001 financial statement of G REIT, INC.

We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


/s/ SQUAR, MILNER, REEHL & WILLIAMSON, LLP
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SQUAR, MILNER, REEHL & WILLIAMSON, LLP

Newport Beach, California
January 9, 2002